EXHIBIT 99.1
UNITED STATES BANKRUTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et. al.,	Jointly Administered
Debtors	Reporting Period: 7/1/09 — 7/31/09
MONTHLY OPERATING REPORT

		Document	Affidavit
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations, Copies of Bank Statements and Cash Disbursements Journals	MOR-la		X
Schedule of Professional Fees Paid	MOR-lb	X
Statements of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Summary of Unpaid Postpetition Accounts Payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under the penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Ryan G. O’Desky	9/22/09
Ryan G. O’Desky Chief Financial Officer and Treasurer	Date
The Debtors are: Midway Games Inc., Midway Home Entertainment Inc., Midway Amusement Games, LLC, Midway Interactive Inc., Surreal Software Inc., Midway Studios — Austin Inc., Midway Studios — Los Angeles Inc., Midway Games West Inc., Midways Home Studios Inc., and Midway Sales Company, LLC.

In re: Midway Games Inc., et al., Debtors	Case No. 09-10465 (KG) Jointly Administered Reporting Period: 7/1/09 to 7/31/09
MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
FOR THE MONTH ENDED JULY 31, 2009

					Midway	Midway		Midway	Midway
	Midway Home	Midway	Midway	Midway	Home	Sales	Surreal	Studios —	Studios —	Midway	Current
	Entertainment	Amusement	Interactive	Games	Studios	Company,	Software	Austin	Los Angeles	Games	Month
Debtor	Inc.	Games, LLC	Inc.	West Inc.	Inc.	LLC	Inc.	Inc.	Inc.	Inc.	Total

Cash at beginning of the month	$25,537,126.14	($3,717,003.21)	($325.00)	($325.00)	($325.00)	($325.00)	($3,748,074.31)	$455,005.17	$2,102.98	($2,728,551.98)	$15,799,304.79

RECEIPTS
Trade accounts receivable	1,502,668.77	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,502,668.77
Royalty income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Cash held in trust	(239,516.65)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(239,516.65)
Proceeds from asset sales	48,955,594.08	(5,000,772.08)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	43,954,822.00
Other	0.00	42.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	42.00

Total Receipts	$50,218,746.20	($5,000,730.08)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$45,218,016.12

DISBURSEMENTS
Factoring repayments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Cost of goods sold	99,995.25	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	99,995.25
Payroll	687,564.06	2,759,915.34	0.00	0.00	0.00	0.00	169,481.33	0.00	6,493.68	174,798.88	3,798,253.29
Milestones — 3rd party developers	176,000.07	0.00	0.00	0.00	0.00	0.00	10,000.00	0.00	0.00	0.00	186,000.07
Royalities	2,633,505.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,633,505.24
Marketing and advertising	14,061.19	2,569.11	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	16,630.30
Sales commissions	82,779.17	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	82,779.17
Rent — facilities/equipment/taxes	105,893.60	29,265.83	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	135,159.43
Utilities	56,576.15	46,690.37	0.00	0.00	0.00	0.00	1,328.83	4,489.65	0.00	904.21	109,989.21
Benefits	66,309.71	169,358.23	0.00	0.00	0.00	0.00	0.00	11,929.21	0.00	0.00	247,597.15
Insurance	0.00	52,498.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	52,498.50
IT equipment	20,625.97	15,439.38	0.00	0.00	0.00	0.00	5,303.61	0.00	0.00	0.00	41,368.96
Legal	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	79,584.99	79,584.99
Maintenance	3,455.21	6,351.29	0.00	0.00	0.00	0.00	483.27	0.00	0.00	0.00	10,289.77
Relocation	8,341.47	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,341.47
Shipping	5,128.04	1,531.85	0.00	0.00	0.00	0.00	152.06	0.00	0.00	0.00	6,811.95
Supplies	397.84	1,714.97	0.00	0.00	0.00	0.00	1,746.65	0.00	0.00	0.00	3,859.46
Consultants and contractors	36,069.70	62,746.15	0.00	0.00	0.00	0.00	51,545.27	570.00	0.00	36,043.08	186,974.20
Board of Directors	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Employee expense reports	3,824.25	3,774.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,815.73	16,413.98
Settlement of accrued debt	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	4,712,667.37	4,712,667.37
Taxes	211.00	16.00	0.00	0.00	0.00	0.00	2,642.01	0.00	0.00	454.34	3,323.35
Purchasing cards	547.89	50,709.52	0.00	0.00	0.00	0.00	816.28	0.00	0.00	4,485.46	56,559.15

Subtotal operating disbursements	4,001,285.81	3,202,580.54	0.00	0.00	0.00	0.00	243,499.31	16,988.86	6,493.68	5,017,754.06	12,488,602.26

US Trustee fees	13,000.00	13,000.00	325.00	325.00	325.00	325.00	9,750.00	1,950.00	325.00	10,400.00	49,725.00
Huron Consulting Group	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	89,377.40	89,377.40
Dewey & LeBoeuf LLP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	208,115.77	208,115.77
Incentive Bonus	552,900.00	679,000.00	0.00	0.00	0.00	0.00	103,062.50	0.00	0.00	1,090,037.50	2,425,000.00
Lazard Frères & Co. LLC	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	102,880.69	102,880.69
Epiq Bankruptcy Solutions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	65,894.24	65,894.24

Subtotal restructuring disbursements	565,900.00	692,000.00	325.00	325.00	325.00	325.00	112,812.50	1,950.00	325.00	1,566,705.60	2,940,993.10

Total Disbursements	$4,567,185.81	$3,894,580.54	$325.00	$325.00	$325.00	$325.00	$356,311.81	$18,938.86	$6,818.68	$6,584,459.66	$15,429,595.36

Receipts less disbursements	$45,651,560.39	($8,895,310.62)	($325.00)	($325.00)	($325.00)	($325.00)	($356,311.81)	($18,938.86)	($6,818.68)	($6,584,459.66)	$29,788,420.76

Cash at end of the month	$71,188,686.53	$(12,612,313.83)	$(650.00)	$(650.00)	$(650.00)	$(650.00)	$(4,104,386.12)	$436,066.31	$(4,715.70)	$(9,313,011.64)	$45,587,725.55

General Notes:

1)	Cash balances may not be same as the bank statements or ledger balances as they do not reflect unavailable funds, outstanding checks and other timing differences.

2)	Included in the beginning cash balance were two restricted letters of credit at Midway Home Entertainment Inc. (MHE) for $225,000 and at Midway Studios — Austin Inc. for $696,531.34.

3)	Disbursements reflect when the disbursement accounts are funded rather than when the item clears the bank.

4)	Timing of receipts and internal accounting can cause period-end discrepancies in respective intercompany reporting.

5)	Because there were no transfers to debtors in possession accounts or estate disbursements made by outside sources, the total disbursements line above will be used to calculate U.S. Trustee quarterly fees.

6)	U.S. Trustee quarterly fees are paid by Midway Games Inc. on behalf of each Debtor and expenses are allocated based on fees calculated for each Debtor.

7)	The cash held in trust at MHE represents collections of accounts receivable, pursuant to the Transition Services Agreement, on behalf of Warner Bros. Entertainment Inc. (WBEI) subsequent to the sale of accounts receivable to WBEI on July 10, 2009. These amounts collected were remitted to WBEI during the month but are not included in disbursements used to calculate U.S. Trustee quarterly fees.

8)	Proceeds from asset sales reported at MHE were received upon completion of the sale of assets to WBEI pursuant to the Asset Purchase Agreement. Of this amount, $5,000,772.08 represents the sale deposit from WBEI, plus interest, transferred from the sale escrow account established in May 2009 that was recorded on the books of Midway Amusement Games, LLC.
FORM MOR-1

In re:
Midway Games Inc., et al.,	Case No. 09-10465 et seq. (KG)
Debtors	Jointly Administered
Reporting Period: 7/1/09-7/31/09
MOR-1A: BANK RECONCILIATIONS CERTIFICATION
I, Ryan G. O’Desky, Chief Financial Officer and Treasurer of Midway Games Inc., hereby certify that, to the best of my knowledge, information, and belief, all of the Debtors’ bank account balances for the reporting period ended July 31, 2009 have been reconciled to monthly bank statements in an accurate and timely manner. The attached schedule lists each of the Debtors’ bank accounts and the book balance of the respective account as of the end of the reporting period. No bank accounts were opened or closed during the reporting period.

/s/ Ryan G. O’Desky	9/22/09
Ryan G. O’Desky	Date
Chief Financial Officer and Treasurer
FORM MOR-1A

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 7/1/09 to 7/31/09
MOR-1A: DEBTORS’ BANK ACCOUNTS

Debtor	Bank/Institution	Account Number	Book Balance

Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#583884	$225,000.00
Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#4030110425	$4,093.42
Midway Home Entertainment Inc.	Bank of America	#8765261617	$55,421.48
Midway Home Entertainment Inc.	Bank of America	#8666525641	$1,040,151.99
Midway Home Entertainment Inc.	Bank of America	#8188615313	$50,270.37
Midway Home Entertainment Inc.	Bank of America	#8188615318	$41,731,300.05

Midway Amusement Games, LLC	Bank of America	#8765763067	$39,871.74
Midway Amusement Games, LLC	Bank of America	#8666305125	$79,009.94
Midway Amusement Games, LLC	Bank of America	#8666018766	$8,385.51
Midway Amusement Games, LLC	Wells Fargo Bank N.A.	#4030010797	$0.00
Midway Amusement Games, LLC	JP Morgan	#806021788	$0.00

Surreal Software Inc.	Bank of America	#8765216044	$4,309.96

Midway Studios — Austin Inc.	Wells Fargo Bank N.A.	#561549	$696,531.34
Midway Studios — Austin Inc.	Bank of America	#8765216049	$35,599.42

Midway Studios — Los Angeles Inc.	Bank of America	#8765216063	$2,428.41

Midway Games Inc.	Bank of America	#8666302112	$0.00
Midway Games Inc.	Bank of America	#8765763147	$30,157.94
Midway Games Inc.	Bank of America	#8666302112	$2,055,941.79
Midway Games Inc.	Bank of America	#8188615332	$15.07
The Debtors affirm that no bank accounts were opened in the period.

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 7/1/09-7/31/09
MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE
Blank Rome LLP 1								$597,922.83	$38,604.36
Kramer Levin Naftalis 2								$232,546.50	$4,786.13
Mesirow Financial 2								$50,000.00	$0.00
Dewey & LeBoeuf LLP 3	4/01/09 - 4/30/09	$208,115.77	Midway Games Inc.	07/09/09	CHECK: 74690	$201,471.20	$6,644.57	$327,788.40	$9,752.12
Ernst & Young, LLP 4								$111,439.20	$386.00
Milbank, Tweed, Hadley & McCloy LLP 5								$1,039,455.60	$134,522.55
Richards, Layton & Finger, P.A. 6								$84,939.60	$15,761.48
FTI Consulting, Inc. 7								$212,299.26	$338.75
Lazard Frères & Co. LLC 8	2/12/09 - 3/31/09	$102,880.69	Midway Games Inc.	07/09/09	WIRE: 25964945	$101,785.71	$1,094.98	$101,785.71	$1,094.98
Huron Consulting Group 9	3/1/09 - 3/31/09	$33,865.80	Midway Games Inc.	07/09/09	CHECK: 74692	$33,865.80	$0.00	$33,865.80	$0.00
Huron Consulting Group 9	2/12/09 - 3/31/09	$55,511.60	Midway Games Inc.	07/09/09	CHECK: 74692	$55,511.60	$0.00	$89,377.40	$0.00
						$392,634.31	$7,739.55	$2,847,554.50	$205,246.37

1	Lead bankruptcy counsel for the Debtors

2	Lead counsel and financial advisors working on behalf of Thomas Parties

3	Special counsel to the independent members of the post-petition Board of Directors of the Debtors

4	Independent auditor to the Debtors

5	Counsel to the Official Committee of Unsecured Creditors

6	Co-counsel to the Official Committee of Unsecured Creditors

7	Financial advisor to the Official Committee of Unsecured Creditors

8	Investment banker to the Debtors

9	Bankruptcy consultants to the Debtors
FORM MOR-1B

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 7/1/09 to 7/31/09
MOR-2: STATEMENTS OF OPERATIONS
FOR THE MONTH ENDED JULY 31, 2009

		Midway
	Midway Home	Amusement	Midway	Midway Games	Midway Home	Midway Sales	Surreal Software	Midway Studios —	Midway Studios —	Midway Games
Case number for	Entertainment, Inc.	Games, LLC	Interactive Inc.	West Inc.	Studios Inc.	Company, LLC	Inc.	Austin Inc.	Los Angeles Inc.	Inc.	Adjustments and	Total of All
individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474	09-10469	09-10470	09-10471	09-10465	Allocations (1)	Debtors

REVENUES
Gross sales	$772,877.35	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$772,877.35
Royalty and other revenue (2)	1,966,963.56	533,435.51	—		—	—	—	—	—	—	—	2,500,399.07
Allowances	(21,992.95)	—	—	—	—	—	—	—	—	—	—	(21,992.95)

Net revenues	2,717,847.96	533,435.51	—	—	—	—	—	—	—	—	—	3,251,283.47

COST OF GOODS SOLD
Product costs and distribution	378,008.73	—	—	—	—	—	—	—	—	—	—	378,008.73
Royalties (3)	(7,372,214.51)	—	—	—	—	—	—	—	—	—	—	(7,372,214.51)
Product development costs (4)	30,852,245.94	—	—	—	—	—	—	—	—	—	—	30,852,245.94

Total cost of goods sold	23,858,040.16	—	—	—	—	—	—	—	—	—	—	23,858,040.16

Gross profit	(21,140,192.20)	533.435.51	—	—	—	—	—	—	—	—	—	(20,606,756.69)

OPERATING EXPENSES
Rent expense (5)	89,715.06	12,244.24	—	—	—	—	(149,686.96)	53,343.27	—	—	—	5,615.61
Insurance	47,013.19	68,634.96	—	—	—	—	48,679.62	749.65	14.75	176,341.76	—	341,433.93
Payroll and benefits	772,634.47	889,389.62	—	—	—	—	267,623.41	—	(2,508.35)	2,777,547.31	—	4,704,686.46
All other research and development	157,362.78	148,970.07	—	—	—	—	63,449.14	29,943.91	3,666.81	—	—	403,392.71
All other selling and marketing	100,480.60	31,553.07	—	—	—	—	—	—	—	560.55	—	132,594.22
All other administrative	23,459.65	160,335.26	—	—	—	—	—	—	—	243,512.37	—	427,307.28
Impairment of intangible assets(6)	27,614,515.11	—	—	5,849,000.00	—	—	2,585,900.56	1,192,298.99	2,254,887.17	—	—	39,496,601.83
(Gain) Loss on sale of assets (7)	(39,077,058.68)	252,081.42	—	—	—	—	—	—	—	—	—	(38,824,977.26)

Total operating expenses	(10,271,877.82)	1,563,208.64	—	5,849,000.00	—	—	2,815,965.77	1,276,335.82	2,256,060.38	3,197,961.99	—	6,686,654.78

OTHER INCOME AND EXPENSES
Interest income	9,529.40	772.08	—	—	—	—	—	—	—	220.77	—	10,522.25
Interest expense	—	—	—	—	—	—	—	—	—	(16,041.78)	—	(16,041.78)
Gain on extinguishment of debt (8)	—	—	—	—	—	—	—	—	—	65,535,154.56	—	65,535,154.56
Other income and (expense), net	201,152.83	—	—	—	—	—	—	—	—	(51,703.13)	—	149,449.53

Income (loss) before reorganization items	(10,657,632.15)	(1,029,001.05)	—	(5,849,000.00)	—	—	(2,815,965.77)	(1,276,335.82)	(2,256,060.38)	62,269,668.26	—	38,385,673.09

REORGANIZATION ITEMS
Professional fees (9)										729,280.23	—	729,280.23
U.S. Trustee quarterly fees (10)	—	2,600.00	—	—	—	—	3,250.00	325.00	—	5,525.00	—	11,700.00

Total reorganization expenses	—	2,600.00	—	—	—	—	3,250.00	325.00	—	734,805.23	—	740,980.23
Provision for income taxes	109,398.00	—	—	—			—	—	—	—	—	109,398.00

Net income (loss)	$(10,767,030.15)	$(1,031,601.05)	$—	$(5,849,000.00)	$—	$—	$(2,819,215.77)	$(1,276,660.82)	$(2,256,060.38)	$61,534,863.03	$—	$37,535,294.86

NOTES:
GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related expenses are reported by each employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid. Also, no Insider Compensation expenses outside of the normal course of business were incurred during the period presented.

(1)	In performing the accounting for its day-to-day operations, MGI and the its Debtor and non-Debtor affiliates had previously allocated common expenses among MGI subsidiaries and capitalized qualifying product developments expenses in accordance with U.S. generally accepted accounting principles (GAAP). As a result of the produced amount of these common expenses and the discontinuation of capitalization of product development expense, no amounts were reported in the Adjustments and Allocations column for July 2009.

(2)	These amounts primarily represent cash received in prior periods that had been previously recorded as deferred revenue. As a result of events relating to the sale of assets to Warner Bros. Entertainment Inc. (WBEI) on July 10, 2009, these amounts are recognizable as revenue in July 2009.

(3)	As a result of events related to the sale of assets to WBEI, to Debtor will no longer be responsible for future payments related to certain third party developers and licensing agreements, and is not permitted to pay future design team bonuses; therefore, all accrued amounts related to these payments were reversed.

(4)	As a result of events related to the sale of assets to WBEI, the Debtor will no longer be developing and releasing video games, therefore, all capitalized product development costs related to future game development were reversed to expenses.

(5)	As a result of events related to the sale of substantially all of the assets of Surreal Software Inc. to WBEI, the deferred rent liability that had been previously recorded to equalize rent expense over the lease term was reversed, resulting in negative expense for July 2009.

(6)	As a result of the sale of assets to WBEI, the remaining net assets of the Debtors were determined to have a value of zero; therefore, an impairment charge was recorded to expense all previously recorded goodwill.

(7)	These amounts represents the net gain or loss resulting from the difference between the consideration received by the Debtor related to the sale of assets to WBEI and the net book value of the assets assured by WBEI and liabilities settled as a result of the sale.

(8)	Pursuant to a settlement agreement, a portion of the proceeds received by the Debtors from the sale of assets to WBEI was used to settle amounts owed under certain debt agreements; the settlement amount paid extinguished the related debt and accrued interest, and this amount represents the gain recorded as a result of the settlement.

(9)	Professional Fees, Which are paid by MGI, are recorded as expense when incurred. All of these fees represents accruals and have not been paid as of July 31, 2009. No allocation of the benefits of such fees has been made to any other Debtor or non-Debtor entities. In addition to the accounts reported in this line item, $936,077.70 in fees have been submitted to the court for approval but payment had not yet been authorized as of July 31, 2009.

(10)	U.S. Trustee Quarterly Fees are estimated and are expected to be involved and paid in October 2009 for the period from July-September 2009. Payment was made in July 2009 for quarterly fees incurred from April-June 2009.

Page 6 of 12	FORM MOR-2

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 7/1/09 to 7/31/09
MOR-3: BALANCE SHEETS
JULY 31, 2009

	Midway Home	Midway Amusement	Midway Interactive	Midway Games	Midway Home	Midway Sales
	Entertainment Inc.	Games, LLC	Inc.	West Inc.	Studios Inc.	Company, LLC
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$42,887,529.89	$127,480.65	$—	$—	$—	$—
Restricted cash	—	—	—	—	—	—
Receivables, net (2)	(743,468.49)	575,765.42	—	—	—	—
Inventories (2)	17,715.32	—	—	—	—	—
Capitalized product development costs (3)	—	—	—	—	—	—
Prepaid expenses and other current assets (2)	776,719.91	938,908.09	—	—	—	—

TOTAL CURRENT ASSETS	42,938,496.63	1,642,154.16	—	—	—	—

Restricted cash	—	—	—	—	—	—
Assets held for sale	—	—	—	—	—	—
Capitalized product development costs (3)	—	—	—	—	—	—
Property and equipment, net (2)	870,778.54	118,824.86	—	—	—	—
Goodwill (4)	—	—	—	—	—	—
Investment in subsidiaries (5)	—	—	29,265,000.00	(29,265,000.00)	—	—
Due from Debtors	231,636,323.28	307,370,954.52	430,000.00	32,428,938.86	—	—
Due from non-Debtor MGI subsidiaries	30,078,478.94	—	—	—	—	—
Other assets	187,225.51	—	—	—	—	—

TOTAL ASSETS	$305,711,302.90	$309,131,933.54	$29,695,000.00	$3,163,938.86	$—	$—

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Amounts due to Insiders (6)	—	—	—	—	—	—
Accounts payable	537,864.29	118,560.98	—	—	—	—
Accrued compensation and related benefits (7)	196,801.93	97,097.34	—	—	—	—
Accrued royalties	138,877.20	—	—	—	—	—
Accrued selling and marketing	180,605.99	—	—	—	—	—
Deferred revenue	—	—	—	—	—	—
Other accrued liabilities	545,121.05	2,642,439.82	—	—	—	—

TOTAL POST-PETITION LIABILITIES	1,599,270.46	2,858,098.14	—	—	—	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) (8)
Secured liabilities	$1,086.71	$—	$—	$—	$—	$—
Priority liabilities	475,566.78	940,880.31	—	—	—	—
Non-priority liabilities	289,310,040.44	564,599,409.98	22,957,000.00	48,011,629.43	—	—

TOTAL PRE-PETITION LIABILITIES	289,786,693.93	565,540,290.29	22,957,000.00	48,011,629.43	—	—

Due to Debtors	9,821,825.12	19,073,533.36	—	—	—	—
Due to non-Debtor MGI subsidiaries	361,614.62	2,027.26	—	—	—	—
Deferred income taxes	12,793,702.00	—	—	—	—	—
Deferred rent	145,196.92	—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1,000.00	—	—	—	—	—
Additional paid-in capital	1,704,243.52	—	2,750,000.00	(186,000.00)	—	—
Retained earnings (accumulated deficit)	(10,502,243.67)	(278,342,015.51)	3,988,000.00	(44,661,690.57)	—	—
Postpetition contributions (distributions) (draws) (7)	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(8,797,000.15)	(278,342,015.51)	6,738,000.00	(44,847,690.57)	—	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$305,711,302.90	$309,131,933.54	$29,695,000.00	$3,163,938.86	$—	$—

FORM MOR-3

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 7/1/09 to 7/31/09
MOR-3: BALANCE SHEETS (continued)
JULY 31, 2009

	Surreal Software	Midway Studios —	Midway Studios —	Midway Games
	Inc.	Austin Inc.	Los Angeles Inc.	Inc.	Total of All
Case number for individual Debtors	09-10469	09-10470	09-10471	09-10465	Debtors (1)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,809.96	$35,599.42	$2,428.41	$2,086,114.80	$45,144,963.13
Restricted cash	—	—	—	246,531.34	246,531.34
Receivables, net(2)	—	—	—	77.27	(167,625.80)
Inventories(2)	—	—	—	—	17,715.32
Capitalized product development costs(3)	—	—	—	—	—
Prepaid expenses and other current assets(2)	—	11,929.21	7,745.72	53,130.04	1,788,432.97

TOTAL CURRENT ASSETS	5,809.96	47,528.63	10,174.13	2,385,853.45	47,030,016.96

Restricted cash	—	—	—	675,000.00	675,000.00
Assets held for sale	—	—	—	2,346,400.00	2,346,400.00
Capitalized product development costs(3)	—	—	—	—	—
Property and equipment, net(2)	—	942,370.68	99,294.87	459,456.19	2,490,725.14
Goodwill (4)	—	—	—	—	—
Investment in subsidiaries (5)	—	—	—	21,472,773.11	21,472,773.11
Due from Debtors	—	253,368.44	156,098.20	656,039,655.45	1,228,315,338.75
Due from non-Debtor MGI subsidiaries	—	—	—	3,798,333.69	33,876,812.63
Other assets	60,025.63	—	—	—	247,251.14

TOTAL ASSETS	$65,835.59	$1,243,267.75	$265,567.20	$687,177,471.89	$1,336,454,317.73

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Amounts due to Insiders (6)	—	—	—	—	—
Accounts payable	14,594.09	11,147.08	(2,695.56)	27,493.31	706,964.19
Accrued compensation and related benefits (7)	184,586.19	(9,393.52)	57,096.90	(90,612.48)	435,576.36
Accrued royalties	—	—	—	—	138,877.20
Accrued selling and marketing	—	—	—	—	180,605.99
Deferred revenue	—	—	—	—	—
Other accrued liabilities	49,013.77	137,788.90	5,920.11	1,760,121.61	5,140,405.26

TOTAL POST-PETITION LIABILITIES	248,194.05	139,542.46	60,321.45	1,697,002.44	6,602,429.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) (8)
Secured liabilities	$—	$4,029.62	$—	$—	$5,116,33
Priority liabilities	174,824.30	49,081.40	4,884.62	275,066.23	1,920,303.64
Non-priority liabilities	49,332,525.63	64,744,685.61	30,531,064.78	340,982,668.45	1,410,469,044.32

TOTAL PRE-PETITION LIABILITIES	49,507,349.93	64,797,796.63	30,535,949.40	341,257,754.68	1,412,394,464.29

Due to Debtors	3,666,282.00	42,549.07	44,193.91	33,838,052.39	66,486,435.85
Due to non-Debtor MGI subsidiaries	—	—	—	386,111.79	749,753.67
Deferred income taxes	—	—	—	—	12,793,702.00
Deferred rent	—	210,381.80	—	—	355,578.72

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	—	—	—	935,403.55	936,403.55
Additional paid-in capital	4,187,009.00	2,575,167.27	3,594,163.08	522,497,846.03	537,122,428.90
Retained earnings (accumulated deficit)	(57,542,999.39)	(66,522,169.48)	(33,969,060.64)	(203,651,654.22)	(691,203,843.48)
Postpetition contributions (distributions) (draws) (7)	—	—	—	—	—
Treasury stock	—	—	—	(9,783,034.77)	(9,783,034.77)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(53,355,990.39)	(63,947,002.21)	(30,374,897.56)	309,998,550.59	(162,928,045.80)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$65,835.59	$1,243,267.75	$265,567.20	$687,177,471.89	$1,336,454,317.73

FORM MOR-3

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 7/1/09 to 7/31/09
MOR-3: BALANCE SHEETS
JULY 31, 2009
NOTES:
GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid.

(1)	Each individual entity’s balances are presented in their respective columns: this “Total of All Debtors” column is provided to show the balances of the combined Debtor entities as a whole for information purposes only.

(2)	Certain accounts receivable, not of allowances and specific deductions, plus certain inventory, prepaid expenses and property and equipment, all previously owned and recorded by the Debtors, were sold to WBEI on July 10, 2009.

(3)	As a result of the sale of assets to WBEI, capitalization of product development costs ceased and capitalized product development costs were reversed to expense.

(4)	As a result of the sale of assets to WBEI, the remaining net assets of the Debtors were determined to have a value of zero; therefore, all goodwill was expensed.

(5)	Investment in subsidiaries represent amounts invested by certain MGI subsidiaries in other MGI subsidiaries. Negative amounts are reported in this line item by the investee subsidiary to represent the amounts invested in that subsidiary.

(6)	Insiders are defined as directors and officers of any Debtor entities or non-Debtor MGI subsidiaries. There were no amounts due to Insiders outside of the normal course of business as of July 31, 2009.

(7)	Accrued compensation and related benefits exclude amounts owed as of the petition date for paid time off, severance, relocation and supplemental insurance; these amounts are included in the Pre-petition Liabilities section. Certain amounts have been paid post-petition related to these pre-petition amounts owed. The accruals for paid time off fluctuate based on employees’ usage of paid time off earned. Also, the amount reported by Midway Studios — Los Angeles represents relocation amounts owed that are reported as pre-petition liabilities by MHE, as the employees affected were (as of the petition date, and continue to be to the extent they have not been terminated) employees of MHE. Similarly, the liability for paid time off for MGI employees is recorded by Midway Amusement Games, LLC (MAG), but is reported as a pre-petition liability by MGI. In both of these instances, accrued compensation and related benefits reported by the Debtor entitles that incurred the liability have been reduced by these amounts as a result.

(8)	Pre-petition liabilities as of the current balance sheet date include post-petition amounts paid or applied, pursuant to Bankruptcy Court orders, to claims previously reported as of the petition date in the Schedules of Assets and Liabilities.
FORM MOR-3

In re:	Case No. 09-10465 et seq. (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 7/1/09-7/31/09
MOR-4: DECLARATION REGARDING THE STATUS OF POSTPETITION TAXES
FOR THE REPORTING PERIOD ENDED JULY 31, 2009
Ryan G. O’Desky hereby declares and states:
1. I am Chief Financial Officer and Treasurer for Midway Games Inc. and its affiliated debtors and debtors in possession (the “Debtors”) in Case No. 09-10465 et seq. (KG) (Jointly Administered). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.
2. All statements in this Declaration are based on personal knowledge, review of the relevant documents, discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. I am authorized to submit this Declaration on behalf of the Debtors.
3. To the best of my knowledge, information, and belief, during the reporting period the Debtors filed all necessary federal, state, and local tax returns and made all required and undisputed postpetition tax payments in connection therewith on a timely basis or, the Debtors have promptly addressed any late tax filings (and made any corresponding payments) that may have been missed during the reporting period due to unintentional oversight. 1

9/22/09	/s/ Ryan G. O’Desky
Date	Ryan G. O’Desky
Chicago, Illinois	Chief Financial Officer and Treasurer

[1]	The Debtors use Ceridian, a third party payroll processor, for the remittance of payroll taxes. Ceridian is responsible for remitting both the employee and employer portion of payroll tax liabilities to the appropriate jurisdictions. Moreover, by first day orders entered by the Court on February 13, 2009, the Debtors received authority to pay certain prepetition payroll and “trust fund” taxes.
FORM MOR-4

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 7/1/09 to 7/31/09
MOR-4: SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$41,384.40	$186,408.71	$51,382.10	$19,497.48	$46,109.54	$344,782.23
Professional Fees 1	$0.00	$0.00	$38,256.07	$0.00	$43,466.45	$81,722.52

Total Postpetition Accounts Payable	$41,384.40	$186,408.71	$89,638.17	$19,497.48	$89,575.99	$426,504.75
Notes
The postpetition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system during the period that the Debtors intend to pay in accordance with the various orders of the Bankruptcy Court. This summary does not include any accruals for invoices not yet received or approved which may be included in accounts payable on the balance sheet.
1)	Includes $35,000.00 to FD-Ashton Partners, $22,344.35 to Huron Consulting and $24,378.17 to Richards, Layton & Finger for Restructuring Professional Fees not included on MOR-1b because the Debtors are not yet authorized to pay these amounts.
FORM MOR-4

In re:
Midway Games Inc., et. al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 7/1/09 to 7/31/09
MOR-5: ACCOUNTS RECEIVABLE RECONCILATION AND AGING

ACCOUNTS RECEIVABLE RECONCILATION	Amount
Total trade accounts receivable at the beginning of the reporting period	$13,660,635.62
+ Amounts billed during the period	704,468.06
- Amounts collected and adjusted during the period	(768,907.80)
- Amounts sold to third parties during the period	(13,951,730.52)
Total trade accounts receivable at the end of the reporting period	($355,534.64)

ACCOUNTS RECEIVABLE AGING	Amount
0 - 30 days old	($400.00)
31 - 60 days old	(176.00)
61 - 90 days old	2,444.00
90 + days old	(357,402.64)
Total trade accounts receivable	(355,534.64)
Royalty receivables	575,765.43
Other receivables	77.27
Allowance for doubtful accounts	(387,933.86)
Net receivables	($167,625.80)
General Notes
1)	All trade accounts receivable and related allowances are reported at Midway Home Entertainment Inc.

2)	Trade accounts receivable are aged from invoice date based on individual customer credit terms.

3)	Royalty receivables are not aged and are reported at Midway Amusement Games, LLC.

4)	Receivable allowances are not aged.

5)	All trade accounts receivable from customers with invoiced amounts outstanding, net of discounts and allowances, were sold to Warner Bros. Entertainment Inc. on July 10, 2009. The remaining trade accounts receivable amounts relate to customers for which only credit memos and/or outstanding price protection remained that had not been previously applied to invoices.
MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
l. Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation below.	X — see (1) below

2. Have any funds been disbursed from any other account than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Delaware Local Rule 4001-3.
X

(1)	Pursuant to a sale order previously approved by the Bankruptcy Court, the Debtors sold substantially all of their assets to Warner Bros. Entertainment Inc. on July 10, 2009, for approximately $49 million in cash plus other consideration.
FORM MOR-5